EXHIBIT 10.16
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND FIRST AMENDMENT TO AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT (this “Amendment”) is dated as of November [_], 2019, by and among POOL CORPORATION, a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS CANADA INC., a company organized under the laws of Ontario (the “Canadian Borrower”), SCP INTERNATIONAL, INC., a Delaware corporation (the “Euro Borrower” and, collectively with the US Borrower and the Canadian Borrower, the “Borrowers”), SCP POOL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315 (the “Dutch Borrower”), the Subsidiary Guarantors party hereto, each Lender party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).
Statement of Purpose
Each of the US Borrower, the Canadian Borrower and the Dutch Borrower (collectively, the “Existing Borrowers”) are party to that certain Amended and Restated Credit Agreement dated as of September 29, 2017 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 21, 2018, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Existing Borrowers, each lender party thereto (collectively, the “Lenders” and, each individually, a “Lender”) and the Administrative Agent.
Certain Domestic Subsidiaries (collectively, the “Subsidiary Guarantors”) entered into that certain Amended and Restated Subsidiary Guaranty Agreement dated as of September 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”) in favor of the Administrative Agent for the benefit of itself and the other Guaranteed Parties.
The US Borrower has informed the Administrative Agent that it plans to (a) enter into a transaction or series of transactions whereby it will dissolve, liquidate, wind-up or merge out of existence the Dutch Borrower under the laws of the Netherlands (any such actions, collectively, the “SCP Pool B.V. Transition”), and (b) assign all of the obligations of the Dutch Borrower under the Loan Documents to the Euro Borrower and the Euro Borrower will assume all of the rights and obligations of the Dutch Borrower under the Loan Documents.
The Borrowers have requested, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to consent to the SCP Pool B.V. Transition and to amend the Credit Agreement and the Subsidiary Guaranty Agreement, in each case as specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the

Credit Agreement. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a) the Credit Agreement (other than the signature pages and the Exhibits (except as otherwise specifically amended in clause (b) below) and Schedules attached thereto), is hereby amended to read in its entirety as set forth on Annex A attached hereto; and
(b) Exhibits A-1, A-2, A-3, A-4, B, C, D, E, F and G to the Credit Agreement are hereby amended to read in their entireties as set forth on Annex B attached hereto.
3. Amendments to Subsidiary Guaranty Agreement. Effective as of the Amendment Effective Date, and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Subsidiary Guaranty Agreement is hereby amended by amending and restating the initial paragraph in the Statement of Purpose to read in its entirety as follows:

“Pursuant to the terms of the Amended and Restated Credit Agreement, dated of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the US Borrower, SCP Distributors Canada Inc., a company organized under the laws of Ontario (the “Canadian Borrower”), SCP International, Inc., a Delaware corporation (the “Euro Borrower”, and collectively with the Canadian Borrower and the US Borrower, the “Borrowers”), the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to make Extensions of Credit to the Borrowers upon the terms and subject to the conditions set forth therein.”

4. Consent. By its execution hereof, effective as of the Amendment Effective Date, and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, each of the Lenders consents to the SCP Pool B.V. Transition and the assignment of the rights and obligations of the Dutch Borrower to the Euro Borrower as described in Section 8 below.

5. Effectiveness. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received each of the following (in form and substance reasonably satisfactory to the Administrative Agent):
(i) counterparts of this Amendment executed by the Borrowers, the Subsidiary Guarantors, the Administrative Agent, each of the Lenders, the Euro Lender and the Canadian Dollar Lender;
(ii) a certificate of a Responsible Officer of the Euro Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Euro Borrower executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation (or equivalent documentation) of the Euro Borrower and all amendments thereto, (B) the bylaws (or equivalent documentation) of the Euro

Borrower as in effect on the Amendment Effective Date, (C) resolutions duly adopted by the board of directors (or equivalent governing body) of the Euro Borrower authorizing the transactions contemplated hereunder including acting as a Borrower under the Credit Facility, and the execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents to which it is a party, and (D) a certificate as of a recent date of the good standing or status of the Euro Borrower under the laws of the State of Delaware; and
(iii) such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
(b) Each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects (except to the extent such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the Amendment Effective Date as if fully set forth herein, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct as of such earlier date.
(c) No Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result after giving effect hereto.
6. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their respective Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. References in the Subsidiary Guaranty Agreement to “this Guaranty” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in the Credit Agreement or any other Loan Document to the “Subsidiary Guaranty Agreement” (and indirect references such as “thereunder”, “thereby”, “therein”, “thereof” or other words of like import) shall be deemed to be references to the Subsidiary Guaranty Agreement as modified hereby.

7. Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants as follows:

(a) such Credit Party has the right, power and authority and has taken all necessary corporate, limited liability and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms; and

(b) this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
8. Acknowledgments, Agreements and Reaffirmation.

(a) By their execution hereof, each Credit Party hereby expressly (i) consents to this Amendment and (ii) acknowledges that such Credit Party’s covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes, the Letter of Credit Applications, the Subsidiary Guaranty Agreement and the other Loan Documents to which such Credit Party is a party remains in full force and effect.

(b) By its execution hereof concurrently with the effectiveness of this Amendment, SCP Pool B.V. hereby absolutely assigns, transfers and conveys to SCP International, Inc. all of SCP Pool B.V.’s rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement and the other Loan Documents.

(c) By its execution hereof, concurrently with the effectiveness of this Amendment, SCP International, Inc. hereby absolutely (i) accepts the assignment described in Section 8(b), (ii) assumes all of the duties, obligations and liabilities of the Euro Borrower (as defined in Annex A) in, to and under the Credit Agreement and the other Loan Documents to the same extent as if it had executed the Credit Agreement or such other Loan Document as a borrower, (iii) agrees that it shall be primarily liable for all such duties, obligations and liabilities (including, without limitation, all obligations to pay the outstanding principal amount of all Euro Loans and the outstanding amount of all accrued and unpaid interest thereon, all fees, indemnities, expense reimbursements or other amounts payable from time to time under any Loan Document, irrespective of whether a claim for such amounts or charges is allowed or allowable in any proceeding under bankruptcy or similar proceeding or otherwise), and (iv) ratifies and agrees to be bound by the terms and provisions of the Credit Agreement and the other Loan Documents and accepts all of SCP Pool B.V.’s rights, interests, duties, obligations and liabilities thereunder. Without limiting the generality of the foregoing terms of this Section 8(c), SCP International, Inc. hereby (w) acknowledges, agrees and confirms that (i) by its execution of this Amendment as Euro Borrower, upon the effectiveness of this Amendment, it shall be deemed to be a party to the Credit Agreement and the other Loan Documents, the sole “Euro Borrower” and a “Borrower” for all purposes of the Credit Agreement and such other Loan Documents, (ii) it shall have all of the obligations of the Euro Borrower and as a Borrower thereunder as if it had executed the Credit Agreement and the other Loan Documents in such capacity and (iii) this Amendment shall be deemed a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents, (x) agrees to be bound by the affirmative and negative covenants set forth in the Credit Agreement and (y) promises to pay to the Lenders and the Administrative Agent all Obligations as provided in the Loan Documents. After giving effect to this Amendment, all references in the Loan Documents to “Borrowers” shall be deemed to include SCP International, Inc. and all references to “Credit Party” or “Credit Parties” shall include SCP International, Inc.

(d) The Borrowers agree that the SCP Pool B.V. Transition shall be consummated in accordance with Applicable Law and on terms and conditions and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent. Upon the consummation of the SCP Pool

B.V. Transition, the Borrowers shall promptly deliver the documents governing the SCP Pool B.V. Transition to the Administrative Agent.

9. Costs, Expenses and Taxes. The Borrowers agree to pay in accordance with Section 15.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration and enforcement of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

11. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

12.  Jurisdiction and Venue; Waiver of Jury Trial.  Sections 15.6 and 15.7 of the Credit Agreement are hereby incorporated by this reference as if fully stated herein mutatis mutandis.

13. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

14. Successors and Assigns. This Amendment shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:
POOL CORPORATION, as US Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  Senior Vice President & Chief Financial Officer

SCP DISTRIBUTORS CANADA INC., as Canadian Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  Treasurer

SCP POOL B.V., as Dutch Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  Director

SCP INTERNATIONAL, INC., as Euro Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  Senior Vice President, Secretary & Treasurer

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

SUBSIDIARY GUARANTORS:
SCP DISTRIBUTORS LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  Senior Vice President & Chief Financial Officer

SPLASH HOLDINGS, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title: Senior Vice President, Secretary & Treasurer

ALLIANCE TRADING, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:  President and Secretary

CYPRESS, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:  President and Secretary

SUPERIOR POOL PRODUCTS LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  Senior Vice President & Chief Financial Officer

SCP INTERNATIONAL, INC., as Subsidiary Guarantor

By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title: Senior Vice President, Secretary & Treasurer
Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

POOL DEVELOPMENT LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  Senior Vice President, Chief Financial Officer

HORIZON DISTRIBUTORS, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  Senior Vice President & Treasurer

POOLFX SUPPLY LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:  President

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, an Issuing Lender, the Canadian Dollar Lender, the Euro Lender and a Lender
By: /s/ James Travagline
Name: James Travagline
Title: Managing Director

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

BANK OF AMERICA, N.A., as Lender

By:  /s/ Larry Hall
Name: Larry Hall
Title: Assistant Vice President

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

MUFG UNION BANK, N.A., as Lender

By:  /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

CAPITAL ONE, N.A., as Lender

By:  /s/ Kiel Johnson
Name: Kiel Johnson
Title: Vice President

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

REGIONS BANK, as Lender

By:  /s/ James E. Goris
Name: James E. Goris
Title: SVP

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

BRANCH BANKING AND TRUST COMPANY, as Lender

By:  /s/ Daniel Patrick Deluca
Name: Daniel Patrick Deluca
Title: Assistant Vice President

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH, as Lender

By:  /s/ Hsiwei Chen
Name: Hsiwei Chen
Title: Director

By:  /s/ Haiyao Su
Name: Haiyao Su
Title: Executive Director

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

FIFTH THIRD BANK, as Lender

By:  /s/ Jon Long
Name: Jon Long
Title: Vice President

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

JPMORGAN CHASE BANK, N.A., as Lender

By:  /s/ Erica Babycos
Name: Erica Babycos
Title: Authorized Signer

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

THE BANK OF EAST ASIA, LTD., NEW YORK BRANCH, as Lender

By:  /s/ Kitty Sin
Name: Kitty Sin
Title: Senior Vice President

By:  /s/ Danny Leung
Name: Danny Leung
Title: Senior Vice President

Second Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page